                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event report) February 15, 2001
                                                       -----------------

          First Union National Bank (as Representative under a Sale and Servicing Agreement dated as of February 28, 1999 providing for the issuance of The Money Store Investment Corporation Trust, Series 1999-1) and each of the
               Originators listed on Schedule A attached hereto.
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)


            *                       333-32775                          *
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                     (IRS Employer
   of incorporation)              File Number)                     ID Number)


c/o First Union National Bank, 401 South Tryon Street-NC1179 Charlotte, NC 28288
--------------------------------------------------------------------------------
                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (916) 617-2628

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


*        See Schedule A

Item 5            Other Events

                  Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statements sent to Class A Certificate holders with respect to the February 15, 2001 Remittance Date.

Item 7            Financial Statements and Exhibits



Item 601 (a) of Regulation
S-K Exhibit Number

20.1 Monthly statements to Class A Certificate holders with respect to the February 15, 2001 Remittance Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FIRST UNION NATIONAL BANK



By: \s\ Stephanie Callahan
Name:  Stephanie Callahan
Title: Assistant Vice President                        Dated: February 15, 2001

                                  Exhibit Index


20.1 Monthly statement sent to Class A Certificate holders with respect to the February 15, 2001 Remittance Date.

                                   Schedule A


                                            State of                 IRS Employer
Registrant                                  Incorporation            ID Number
----------                                  -------------            ------------
TMS Mortgage Inc.                           New Jersey               22-3217781
The Money Store/D.C. Inc.                   D.C.                     22-2133027
The Money Store/Kentucky Inc.               Kentucky                 22-2459832
The Money Store Home Equity Corp.           Kentucky                 22-2522232
The Money Store/Minnesota Inc.              Minnesota                22-3003495